UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2024

Atrion Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32982	63-0821819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allentown Parkway Allen, Texas 75002
(Address of principal executive offices) (Zip Code)

(972) 390-9800
(Registrant’s telephone number, including area code) Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	ATRI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD

On May 28, 2024, Atrion Corporation, a Delaware corporation (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger, by and among Nordson Corporation, an Ohio corporation (“Nordson”), Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nordson and the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are forward looking are based upon current expectations, and actual results or future events may differ materially. Therefore, the inclusion of such forward-looking information should not be regarded as a representation by us that our objectives or plans will be achieved. Such statements include, but are not limited to, statements regarding the financial and business impact and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact. Words such as “expects,” “believes,” “anticipates,” “intends,” “should,” “plans,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements contained herein involve numerous risks and uncertainties, including the risk factors described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K and the specific risk factors discussed herein and in connection with forward-looking statements throughout this Current Report on Form 8-K, and there are a number of factors that could cause actual results or future events to differ materially, including, but not limited to, the following: the risk that the COVID-19 pandemic may again lead to material delays and cancellations of, or reduced demand for, procedures in which our products are utilized; curtailed or delayed capital spending by hospitals and other healthcare providers; disruption to our supply chain; closures of our facilities; delays in training; delays in gathering clinical evidence; diversion of management and other resources to respond to the pandemic; the impact of global and regional economic and credit market conditions on healthcare spending; the risk that the COVID-19 virus will again disrupt global economies and may cause economies in our key markets to enter prolonged recessions; changing economic, market and business conditions; acts of war or terrorism; the effects of governmental regulation; the impact of competition and new technologies; slower-than-anticipated introduction of new products or implementation of marketing strategies; implementation of new manufacturing processes or implementation of new information systems; our ability to protect our intellectual property; changes in the prices of raw materials; changes in product mix; intellectual property and product liability claims and product recalls; the ability to attract and retain qualified personnel; the loss of, or any material reduction in sales to any significant customers; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; and the conditions to the completion of the proposed transaction, including the fact that the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; the fact that the closing of the proposed transaction may not occur or may be delayed. In addition, assumptions relating to budgeting, marketing, product development and other management decisions are subjective in many respects and thus susceptible to interpretations and periodic review which may cause us to alter our marketing, capital expenditures or other budgets, which in turn may affect our results of operations and financial condition. These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the SEC, which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and we do not undertake any obligation, and disclaim any duty, to supplement, update or revise such statements, whether as a result of subsequent events, changed expectations or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

The Company, Nordson and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at www.atrioncorp.com. Information regarding the Company’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Securities Ownership” included in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/701288/000110465924044922/tm242747d4_def14a.htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/701288/000165495424002411/atri_10k.htm). Information regarding Nordson’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Security Ownership of Nordson Common Shares by Certain Beneficial Owners and Management” included in Nordson’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on January 19, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/72331/000119312524010767/d482491ddef14a.htm), in the section entitled “Information About Our Executive Officers” included in Nordson’s Annual Report on Form 10-K for the year ended October 31, 2023, which was filed with the SEC on December 20, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/72331/000007233123000242/ndsn-20231031.htm), in Nordson’s Form 8-K filed on August 24, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233123000150/ndsn-20230823.htm), in Nordson’s Form 8-K filed on January 16, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000019/ndsn-20240116.htm), in Nordson’s Form 8-K filed on February 14, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000030/ndsn-20240214.htm), and in Nordson’s Form 8-K filed on April 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000057/ndsn-20240423.htm). To the extent holdings of Nordson securities by the directors and executive officers of Nordson have changed from the amounts of securities of Nordson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 28, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ATRION CORPORATION

Date: May 28, 2024	By:	/s/ David A. Battat
David A. Battat President and Chief Executive Officer